EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




I, Robert F. Gallagher, Chief Financial Officer (principal financial officer)of Selas Corporation of America (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     1) the quarterly report on Form 10-Q of the Company for the nine months ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 15, 2004
                                                  /s/ Robert F. Gallagher
                                                 -------------------------------
                                                 Robert F. Gallagher
                                                 Chief Financial Officer and
                                                 Treasurer (principal financial
                                                 officer)

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.


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